                                                                     EXHIBIT 4.6

                                                                  EXECUTION COPY

                                U.S.$100,000,000

                         BURNS PHILP CAPITAL PTY LIMITED
                                (ACN 100 768 803)

                         BURNS PHILP CAPITAL (U.S.) INC.

                          9 1/2% SENIOR NOTES DUE 2010

                          REGISTRATION RIGHTS AGREEMENT

                                                                   June 16, 2003

CREDIT SUISSE FIRST BOSTON LLC
Eleven Madison Avenue
New York, New York 10010-3629

Dear Sirs:

         Burns Philp Capital Pty Limited (ACN 100 768 803), an Australian corporation (the "AUSTRALIAN ISSUER"), and Burns Philp Capital (U.S.) Inc., a Delaware corporation (the "U.S. ISSUER" and, collectively with the Australian Issuer, the "ISSUERS"), propose to issue and sell to Credit Suisse First Boston LLC (the "INITIAL PURCHASER"), upon the terms set forth in a purchase agreement (the "PURCHASE AGREEMENT") dated as of June 2, 2003, U.S.$100,000,000 aggregate principal amount of their 9 1/2% Senior Notes due 2010 (the "INITIAL SECURITIES") to be guaranteed (the "GUARANTIES") by Burns, Philp & Company Limited (ACN 000 000 359) (the "PARENT") and the subsidiary guarantors named in Schedule A herein (the "SUBSIDIARY GUARANTORS", together with the Parent, the "GUARANTORS" and, collectively with the Issuers, the "COMPANY"). The Initial Securities will be issued pursuant to an indenture (the "INDENTURE"), dated as of June 16, 2003, among the Issuers, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (the "TRUSTEE"). As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company agrees with the Initial Purchaser, for the benefit of the Initial Purchaser and the holders of the Securities (as defined below) (collectively the "HOLDERS"), as follows:

         1. Registered Exchange Offer. Unless not permitted by applicable law (after the Company has complied with the ultimate paragraph of this Section 1), the Company shall prepare and, not later than 120 days (such 120th day being the "EXCHANGE OFFER FILING DEADLINE") after the date on which the Initial Purchaser purchases the Initial Securities pursuant to the Purchase Agreement (the "CLOSING DATE"), file with the Securities and Exchange Commission (the "COMMISSION") a registration statement (the "EXCHANGE OFFER REGISTRATION STATEMENT") on an appropriate form under the Securities Act of 1933 (the "SECURITIES ACT"), with respect to a proposed offer (the "REGISTERED EXCHANGE OFFER") to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to offer to such Holders, in exchange for surrender of the

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                                                                               2

Initial Securities, a like aggregate principal amount of debt securities of the Company issued under the Indenture, identical in all material respects to the Initial Securities and registered under the Securities Act (the "EXCHANGE SECURITIES"). The Company shall use its reasonable best efforts to (i) cause such Exchange Offer Registration Statement to become effective under the Securities Act within 210 days after the Closing Date (such 210th day being the "EXCHANGE OFFER EFFECTIVENESS DEADLINE") and (ii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "EXCHANGE OFFER REGISTRATION PERIOD").

         If the Company commences the Registered Exchange Offer, the Company (i) shall be entitled to consummate the Registered Exchange Offer 30 days after such commencement (provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer) and (ii) shall be required to consummate the Registered Exchange Offer no later than 40 days after the date on which the Exchange Offer Registration Statement is declared effective (such 40th day being the "CONSUMMATION DEADLINE").

         Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall as soon as practicable commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined below) electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

         The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "EXCHANGING DEALER") is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) the Initial Purchaser, if it elects to sell Securities (as defined below) acquired in exchange for Initial Securities constituting any portion of an unsold allotment, is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

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                                                                               3

         The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that
(i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or the Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchaser have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 180 days after the consummation of the Registered Exchange Offer.

         If, upon consummation of the Registered Exchange Offer, the Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to the Initial Purchaser upon the written request of the Initial Purchaser, in exchange (the "PRIVATE EXCHANGE") for the Initial Securities held by the Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects to the Initial Securities (including the existence of restrictions on transfer under the Securities Act and under the laws of other jurisdictions, but excluding provisions relating to matters described in Section 6 hereof) (the "PRIVATE EXCHANGE SECURITIES"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "SECURITIES".

         In connection with the Registered Exchange Offer, the Company shall:

                  (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

                  (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

                  (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

                  (e) otherwise comply with all applicable laws.

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                                                                               4

         As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

                  (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer or the Private Exchange;

                  (y) deliver to the Trustee for cancelation all the Initial Securities so accepted for exchange; and

                  (z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

         The Indenture will provide that the Exchange Securities will not be subject to the United States transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

         Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

         Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities, (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities, and (vi) such Holder will comply with all transfer restrictions that continue to apply to such Exchange Securities following the Exchange Offer.

         Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any

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                                                                               5

Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         If following the date hereof there has been announced a change in Commission policy with respect to exchange offers that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Registered Exchange Offer is permitted by applicable federal law, the Company will seek a no-action letter or other favorable decision from the Commission allowing the Company to consummate the Registered Exchange Offer. The Company will pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company will take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (i) participating in telephonic conferences with the Commission, (ii) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that the Registered Exchange Offer should be permitted and (iii) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

         2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by
Section 1 hereof, (ii) the Registered Exchange Offer is not consummated by the 250th day after the Closing Date, (iii) the Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or
(iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive Exchange Securities freely tradeable under the Securities Act on the date of the exchange and any such Holder so requests, the Company shall take the following actions (the date on which any of the conditions described in the foregoing clauses (i) through (iv) occur, including in the case of clauses (iii) or (iv) the receipt of the required notice, being a "TRIGGER DATE"):

                  (a) The Company shall promptly (but in no event more than 30 days after the Trigger Date (such 30th day being the "SHELF FILING DEADLINE" and, together with the Exchange Offer Filing Deadline, the "FILING DEADLINE")) file with the Commission and (i) in the case of clause (i) above, thereafter use its reasonable best efforts to cause to be declared effective no later than the Exchange Offer Effectiveness Deadline and (ii) in the case of clauses (ii) through (iv) above, thereafter use its reasonable best efforts to cause to be declared effective no later

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                                                                               6

         than the 90th day after the Shelf Filing Deadline (such 90th day being the "SHELF REGISTRATION STATEMENT EFFECTIVENESS DEADLINE" and, together with the Exchange Offer Effectiveness Deadline, an "EFFECTIVENESS DEADLINE"), a registration statement, including any amendment (pre or post-effective) or supplement thereto (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, a "REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "SHELF REGISTRATION"); provided, however, that no Holder (other than the Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

                  (b) Not less than 30 days prior to the Effective Time, mail the Notice and Questionnaire (as defined below) to the holders of Transfer Restricted Securities; no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the prospectus forming a part thereof for resales of Transfer Restricted Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, Holders of Transfer Restricted Securities shall have at least 28 days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.

                  (c) After the Effective Time, upon the request of any Holder of Transfer Restricted Securities that is not then an Electing Holder (as defined below), promptly send a Notice and Questionnaire to such Holder; provided that the Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the prospectus forming a part thereof for resales of Transfer Restricted Securities until such Holder has returned a completed and signed Notice and Questionnaire to the Company.

                  (d) As soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be reasonably necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the benefit of all Electing Holders for the period specified in Section 2(e) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions to the form of such Shelf Registration Statement, and, if required, cause any such amendments to be declared effective by the Commission, and furnish to each of the Electing Holders such copies as each Electing Holder may reasonably request of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission.

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                                                                               7

                  (e) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof); provided, however, that the Company may delay filing and distributing any such supplement or amendment (and continue the suspension of the use of the prospectus) if the Company determines in good faith that such supplement or amendment would, in the reasonable judgment of the Company, (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Company, or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the Company's stockholders at such time; provided further that neither such delay nor such suspension shall extend for a period of more than 45 consecutive days or an aggregate of 90 days in any twelve-month period. The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is permitted pursuant to the preceding sentence or required by applicable law.

                  (f) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of each effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) For purposes of this Agreement, the following terms shall have following respective meanings:

                  "EFFECTIVE TIME" with respect to a Shelf Registration Statement shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise become effective.

                  "ELECTING HOLDER" shall mean any Holder of Transfer Restricted Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 2(b) hereof.

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                                                                               8

                  "NOTICE AND QUESTIONNAIRE" means a Selling Securityholder Notice and Questionnaire substantially in the form of Exhibit A attached hereto.

         3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

                  (a) The Company shall (i) furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that the Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by the Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "PARTICIPATING BROKER-DEALER"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchaser based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; (v) in the case of a Shelf Registration Statement, include the names of the Electing Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders; and (vi) in the event the Company receives a Notice and Questionnaire from an Electing Holder after the Effective Time, promptly take all necessary actions to name such Electing Holder as a selling securityholder in the Shelf Registration Statement and, in the event a post-effective amendment to the Shelf Registration Statement is required, cause such amendment to be declared effective as promptly as practicable after receipt of such Notice and Questionnaire.

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                                                                               9

                  (b) The Company shall give written notice to the Initial Purchaser, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                           (i) when the Registration Statement or any amendment
                  thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the Commission for amendments
                  or supplements to the Registration Statement or the prospectus included therein or for additional information;

                           (iii) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                           (iv) of the receipt by the Company or its legal
                  counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v) of the happening of any event that requires the
                  Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

                  (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

                  (d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Company shall deliver to each Exchanging Dealer and the Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

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                                                                              10

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (g) The Company shall deliver to the Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

                  (h) Prior to any public offering of the Securities pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                  (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

                  (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall

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                                                                              11

         promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchaser, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchaser, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchaser, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

                  (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                  (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the

         Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  (o) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form for an underwritten public offering by a foreign private issuer (within the meaning of Rule 405 under the Securities Act), giving effect to such variations as are reasonably required or appropriate for a foreign private issuer organized under Australian law) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

                  (p) In the case of any Shelf Registration, the Company shall
         (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company during normal business hours at the office where normally kept and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof; and provided further that any information that is designated in writing by the Company as confidential at the time of delivery, shall be kept confidential by the Holder or by any such underwriter, attorney, accountant or other agent except to the extent such information is required to be, and has been, disclosed in the Shelf Registration Statement.

                  (q) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall use its reasonable best efforts to cause (i) its counsel to deliver or cause to be delivered an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include in addition to the opinions set forth in Sections 6(d) - 6(g) of the Purchase Agreement, opinions in respect of such additional matters as are customary to be included in opinions for an underwritten public offering by a foreign private issuer (within the meaning of Rule 405 under the Securities Act) of securities substantially similar to the Securities covered by the Shelf Registration Statement, giving effect to such variations as are reasonably required or appropriate for a foreign private issuer organized under Australian law; (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities; and (iii) its independent public accountants to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings by such foreign private issuers, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  (r) In the case of the Registered Exchange Offer, if requested by the Initial Purchaser or any known Participating Broker-Dealer, the Company shall cause (i) its counsel to deliver to the Initial Purchaser or such Participating Broker-Dealer a signed opinion in the form set forth in Sections 6(d) - (g) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants to deliver to the Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Section 6(a) of the Purchase Agreement, with appropriate date changes.

                  (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

                  (t) The Company will use its reasonable best efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

                  (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "RULES") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities,
         (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

                  (v) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

         4. Registration Expenses.

                  (a) All expenses incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation;

                           (i) all registration and filing fees and expenses;

                           (ii) all fees and expenses of compliance with federal
                  securities and state "blue sky" or securities laws;

                           (iii) all expenses of printing (including printing
                  certificates for the Securities to be issued in the Registered Exchange Offer and the Private Exchange and printing of Prospectuses), messenger and delivery services and telephone;

                           (iv) all fees and disbursements of counsel for the
                  Company;

                           (v) all application and filing fees in connection
                  with listing the Exchange Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                           (vi) all fees and disbursements of independent
                  certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

                  (b) In connection with any Registration Statement required by this Agreement, the Company will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities who are tendering Initial Securities in the Registered Exchange Offer and/or selling or reselling Securities pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Cravath, Swaine & Moore LLP unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared. Except as provided in the preceding sentence, each Holder of the Securities shall pay all of its fees and expenses, including all fees and expenses of its counsel (and any counsel to any underwriter participating in any disposition pursuant to a Registration Statement), and shall pay all underwriting discounts and commissions, and transfer taxes, if any, relating to the disposition of such Holder's Transfer Restricted Securities pursuant to a Registration Statement.

         5. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that (i) a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from an untrue statement or alleged untrue statement or omission or alleged omission in a preliminary offering or final prospectus that was corrected in all material respects in the final prospectus or an amendment or supplement thereto and there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus, as supplemented or amended, if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer or (ii) the indemnified party, after receiving notice from the Company prior to the date of delivery of a copy of the prospectus, of any event described in Sections 3(b)(ii) through (v) hereto, thereafter failed to discontinue delivery of such prospectus, as it may be supplemented or amended; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

                  (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company, each of the Company's directors and officers, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company, any such directors and officers, or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

                  (c) Promptly after receipt by an indemnified party under this
         Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. In no event shall an indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and
         (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

                  (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any indemnified party.

         6. Additional Interest Under Certain Circumstances.

                  (a) Additional interest (the "ADDITIONAL INTEREST") with respect to the Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "REGISTRATION DEFAULT"):

                           (i) any Registration Statement required by this
                  Agreement is not filed with the Commission on or prior to the applicable Filing Deadline;

                           (ii) any Registration Statement required by this
                  Agreement is not declared effective by the Commission on or prior to the applicable Effectiveness Deadline;

                           (iii) the Registered Exchange Offer has not been
                  consummated on or prior to the Consummation Deadline; or

                           (iv) any Registration Statement required by this
                  Agreement has been declared effective by the Commission but
                  (A) such Registration

                  Statement thereafter ceases to be effective or (B) such Registration Statement or the related prospectus ceases to be usable in connection with resales of Transfer Restricted Securities during the periods specified herein because either
                  (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder and, in the case of any such amendments or supplements related solely to naming additional Electing Holders as selling securityholders under a Shelf Registration Statement, such amendments or supplements are not filed and declared effective by the Commission within five business days of the Company's receipt of the applicable Notice and Questionnaire.

         Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

         Additional Interest shall accrue on the Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum (the "ADDITIONAL INTEREST RATE") for the first 90-day period immediately following the occurrence of such Registration Default. The Additional Interest Rate shall increase by an additional 0.25% per annum with respect to each subsequent 90-day period until the date on which all Registration Defaults have been cured, up to a maximum Additional Interest Rate of 1.0% per annum. Notwithstanding the foregoing, Additional Interest shall not accrue on any Security that is no longer a Transfer Restricted Security.

                  (b) A Registration Default referred to in Section 6(a)(iv) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if
         (i) such Registration Default has occurred principally as a result of
         (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in the case of (y), the Company may delay filing and distributing any such supplement or amendment (and continue the suspension of the use of the prospectus) if the Company determines in good faith that such supplement or amendment would, in the reasonable judgment of the Company, (A) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Company, or (B) involve initial or continuing disclosure obligations that are not in the best interests of the Company's stockholders at such time; provided further that neither such delay nor such suspension shall extend for a period of more than 45 consecutive days or an aggregate of 90 days in any twelve-month period; provided further that in any case if such Registration Default occurs for a continuous period in excess of 45 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

                  (c) Any amounts of Additional Interest due pursuant to Section 6(a) will be payable in cash on the regular interest payment dates with respect to the Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Securities and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

                  (d) "TRANSFER RESTRICTED SECURITIES" means each Security until
         (i) the date on which such Security has been exchanged by a person other than a broker-dealer for an Exchange Security freely transferable under the Securities Act in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement,
         (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

         7. Rules 144 and 144A. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchaser upon request. Upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING UNDERWRITERS") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering.

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         9. Miscellaneous.

                  (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 and 2 hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 1 and 2 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents. Without the consent of the Holder of each Security, however, no modification may change the provisions relating to the payment of Additional Interest. Notwithstanding the above, the parties hereto agree that if a Subsidiary Guarantor is released from its obligations under Article 11 of the Indenture, pursuant to

         Section 11.07 thereof, such Subsidiary Guarantor shall be deemed released from all obligations under this Agreement without any further action required on the part of any party hereto. At the request of the Company, or the appropriate Subsidiary Guarantor, the Initial Purchaser shall execute and deliver an appropriate instrument evidencing such release.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                           (1) if to a Holder of the Securities, at the most
                  current address given by such Holder to the Company.

                           (2)  if to the Initial Purchaser:

                           Credit Suisse First Boston LLC
                           Eleven Madison Avenue
                           New York, NY 10010-3629
                           Fax No.:  (212) 325-8278
                           Attention:  Transactions Advisory Group

                  with a copy to:

                           Cravath, Swaine & Moore LLP
                           Worldwide Plaza
                           825 Eighth Avenue
                           New York, NY 10019
                           Fax No.: (212) 474-3700
                           Attention: Kris Heinzelman

                           (3)  if to the Company, at its address as follows:

                           Burns, Philp & Company Limited
                           Level 2
                           44 Martin Place
                           Sydney NSW 2000
                           AUSTRALIA
                           Fax No.: [-]
                           Attention: Helen Golding

                  with a copy to:

                           Dewey Ballantine LLP
                           1301 Avenue of the Americas
                           New York, NY 10019-6092
                           Fax No.: (212) 259-6333
                           Attention: Frank Adams

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                  (e) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

                  (f) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (k) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (l) Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of

         New York or brought under federal or state securities laws, and acknowledges that CT Corporation System has accepted such designation,
         (ii) submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding (except for Burns Philp Food, S.A., which submits to the exclusive jurisdiction of such courts), and (iii) agrees that service of process upon CT Corporation System and written notice of said service to the Company shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Securities shall be outstanding. To the extent that the Company may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law.

                  (m) German Subsidiary Guarantors. Each Subsidiary Guarantor incorporated in Germany shall not be liable for any obligations under this Agreement if and to the extent, at the time of enforcement of the relevant obligations, payments with respect to such obligations, would not be allowed pursuant to Sec. 30 of the German GmbH-Gesetz (German Act on Limited Liability Companies) in order to preserve the registered share capital (Stammkapital) of the relevant Subsidiary Guarantor or of the partners of Deutsche Hefewerke GmbH & Co. OHG (Gessellschafter), as the case may be.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuers a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchaser, the Issuers and the Guarantors in accordance with its terms.

                                 Very Truly Yours,

                                 BURNS PHILP CAPITAL PTY LIMITED
                                 (ACN 100 768 803)

                                 By /s/ Helen Golding
                                   --------------------------------------------
                                 Name:  Helen Golding
                                 Title: Company Secretary and Group Legal
                                        Counsel and Attorney

                                 BURNS PHILP CAPITAL (U.S.) INC.

                                 By /s/ Helen Golding
                                   --------------------------------------------
                                 Name:  Helen Golding
                                 Title: Attorney

                                 BURNS, PHILP & COMPANY LIMITED
                                 (ACN 000 000 359)

                                 By /s/ Helen Golding
                                   --------------------------------------------
                                 Name:  Helen Golding
                                 Title: Company Secretary and Group Legal
                                        Counsel and Attorney

                                 BPCUS1 INC.

                                 By /s/ Helen Golding
                                   --------------------------------------------
                                 Name:  Helen Golding
                                 Title: Company Secretary and Group Legal
                                        Counsel

                                 BURNS PHILP INC.

                                 By /s/ Helen Golding
                                   --------------------------------------------
                                 Name:  Helen Golding
                                 Title: Attorney

                                 BURNS PHILP FOOD INC.

                                 By /s/ Helen Golding
                                   --------------------------------------------
                                 Name:  Helen Golding
                                 Title: Attorney

                                 TONE BROTHERS, INC.

                                 By /s/ Helen Golding
                                   --------------------------------------------
                                 Name:  Helen Golding
                                 Title: Attorney

         SUDAMERICANA DE LEVADURAS S.A. DE INVERSIONES
         BURNS PHILP AUSTRALIA PTY LIMITED (ACN 101 664 082)
         BURNS PHILP CAMELLIA PTY LIMITED (ACN 003 925 040)
         BURNS PHILP FOOD HOLDINGS PTY LIMITED (ACN 000 003 010)
         BURNS PHILP FOOD OVERSEAS HOLDINGS LIMITED (ACN 000 010 711)
         BURNS PHILP FOOD OVERSEAS INVESTMENTS PTY LIMITED (ACN 101 664 840) BURNS PHILP FOOD PROPERTIES PTY LIMITED (ACN 008 443 856)
         BURNS PHILP FOOD SERVICES PTY LIMITED (ACN 003 994 250)
         BURNS PHILP SOUTH AMERICA PTY LIMITED (ACN 072 208 309)
         BURNS PHILP MIDDLE EAST PTY LIMITED (ACN 077 288 021)
         BURNS PHILP OVERSEAS HOLDINGS LIMITED (ACN 004 474 551)
         BURNS PHILP PAKISTAN PTY LIMITED (ACN 068 581 653)
         BURNS PHILP TECHNOLOGY & DEVELOPMENT PTY LIMITED (ACN 003 994 241) BURNS PHILP TECHNOLOGY PTY LIMITED (ACN 061 602 506)
         BURNS PHILP TREASURY (AUSTRALIA) LIMITED (ACN 003 731 986) INDONESIAN YEAST COMPANY PTY LIMITED (ACN 061 753 026)
         MAURI FERMENTATION ARGENTINA PTY LIMITED (ACN 003 994 312)
         MAURI FERMENTATION BRAZIL PTY LIMITED (ACN 060 142 038)
         MAURI FERMENTATION CHILE PTY LIMITED (ACN 061 325 157)
         MAURI FERMENTATION CHINA PTY LIMITED (ACN 051 675 775)
         MAURI FERMENTATION INDIA PTY LIMITED (ACN 063 797 759)
         MAURI FERMENTATION INDONESIA PTY LIMITED (ACN 001 515 617)

         MAURI FERMENTATION MALAYSIA PTY LIMITED (ACN 051 611 628)
         MAURI FERMENTATION PHILIPPINES PTY LIMITED (ACN 068 581 493)
         MAURI FERMENTATION VIETNAM PTY LIMITED (ACN 066 107 426)
         MAURI YEAST AUSTRALIA PTY LIMITED (ACN 003 853 656)
         BPC1 PTY LIMITED (ACN 101 665 918)
         BURNS PHILP FOOD LIMITED
         BURNS PHILP ECUADOR S.A.
         BURNS PHILP DEUTSCHLAND EXPORT NAHRUNGSMITTEL-VERTRIEBSGESELLSCHAFT MBH BURNS PHILP DEUTSCHLAND GMBH
         BURNS PHILP DEUTSCHLAND GRUNDBESITZ GMBH
         DEUTSCHE HEFEWERKE GMBH & CO. OHG
         DEUTSCHE HEFEWERKE VERWALTUNGS GMBH
         BURNS PHILP GUATEMALA, S.A.
         BURNS PHILP TREASURY (EUROPE) B.V.
         BURNS PHILP NETHERLANDS EUROPEAN HOLDINGS B.V.
         BURNS PHILP (NEW ZEALAND) LIMITED
         NEW ZEALAND FOOD INDUSTRIES LIMITED
         BURNS PHILP PERU S.A.C.
         BURNS PHILP FOOD, S.A.
         BURNS PHILP (U.K.) PLC
         FLODDEN S.A.
         GREENSTED S.A.
         LEVADURA URUGUAYA S.A.
         GOODMAN FINANCE LIMITED
         BURNS PHILP VENEZUELA, S.A.

         By  /s/ Helen Golding
            --------------------------------------------
         Name:  Helen Golding
         Title: Attorney

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON LLC

         By  /s/ Malcolm Price
            --------------------------------------------
         Name:  Malcolm Price
         Title: Managing Director

                                                                      SCHEDULE A

SUBSIDIARY GUARANTOR                                          JURISDICTION
Sudamericana de Levaduras S.A. de Inversiones                 Argentina
Burns Philp Australia Pty Limited                             Australia
Burns Philp Camellia Pty Limited                              Australia
Burns Philp Food Holdings Pty Limited                         Australia
Burns Philp Food Overseas Holdings Limited                    Australia
Burns Philp Food Overseas Investments Pty Limited             Australia
Burns Philp Food Properties Pty Limited                       Australia
Burns Philp Food Services Pty Limited                         Australia
Burns Philp South America Pty Limited                         Australia
Burns Philp Middle East Pty Limited                           Australia
Burns Philp Overseas Holdings Limited                         Australia
Burns Philp Pakistan Pty Limited                              Australia
Burns Philp Technology & Development Pty Limited              Australia
Burns Philp Technology Pty Limited                            Australia
Burns Philp Treasury (Australia) Limited                      Australia
Indonesian Yeast Company Pty Limited                          Australia
Mauri Fermentation Argentina Pty Limited                      Australia
Mauri Fermentation Brazil Pty Limited                         Australia
Mauri Fermentation Chile Pty Limited                          Australia
Mauri Fermentation China Pty Limited                          Australia
Mauri Fermentation India Pty Limited                          Australia
Mauri Fermentation Indonesia Pty Limited                      Australia
Mauri Fermentation Malaysia Pty Limited                       Australia
Mauri Fermentation Philippines Pty Limited                    Australia
Mauri Fermentation Vietnam Pty Limited                        Australia
Mauri Yeast Australia Pty Limited                             Australia
BPC1 Pty Limited                                              Australia
Burns Philp Food Limited                                      Canada
Burns Philp Ecuador S.A.                                      Ecuador
Burns Philp Deutschland Export
Nahrungsmittel-Vertriebsgesellschaft mbH                      Germany
Burns Philp Deutschland GmbH                                  Germany
Burns Philp Deutschland Grundbesitz GmbH                      Germany
Deutsche Hefewerke GmbH & Co. oHG                             Germany
Deutsche Hefewerke Verwaltungs GmbH                           Germany
Burns Philp Guatemala, S.A.                                   Guatemala
Burns Philp Treasury (Europe) B.V                             Netherlands
Burns Philp Netherlands European Holdings B.V.                Netherlands
Burns Philp (New Zealand) Limited                             New Zealand
New Zealand Food Industries Limited                           New Zealand
Burns Philp Peru S.A.C.                                       Peru
Burns Philp Food, S.A.                                        Spain
Burns Philp Inc.                                              United States
Burns Philp Food Inc.                                         United States
Tone Brothers, Inc.                                           United States
BPCUS1 Inc.                                                   United States
Burns Philp (U.K.) Plc                                        United Kingdom
Flodden S.A.                                                  Uruguay

                                                                      SCHEDULE A

SUBSIDIARY GUARANTOR                                          JURISDICTION
Greensted S.A.                                                Uruguay
Levadura Uruguaya S.A.                                        Uruguay
Goodman Finance Limited                                       New Zealand
Burns Philp Venezuela, S.A.                                   Venezuela

                                                                         ANNEX A

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

         Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until, 200 , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

         The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

----------------------
(1) In addition, the legend required by Item 502(e) of Regulation S-K will appear on the inside front cover page of the Exchange Offer prospectus below the Table of Contents.

                                                                         ANNEX D

[ ]                                       CHECK HERE IF YOU ARE A BROKER-DEALER
AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:

         Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                                                       EXHIBIT A

QUESTIONNAIRE

1.       (a)      Full legal name of selling securityholder:

                  --------------------------------------------------------------

         (b) Full legal name of registered holder (if not the same as (a) above) through which registrable securities listed in (3) below are held:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         (c) Full legal name of The Depository Trust Company participant (if applicable and if not the same as (b) above) through which registrable securities listed in (3) below are held:

                  --------------------------------------------------------------

2.                Address for notices to selling securityholder:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  Telephone (including area code): -----------------------------

                  Fax (including area code):------------------------------------

                  Contact Person: ----------------------------------------------

3.                Beneficial ownership of registrable securities:

         (a) Type and Principal Amount of registrable securities beneficially owned:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         (b) CUSIP No(s). of such registrable securities beneficially owned:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

4. Beneficial ownership of the securities of the Company owned by the selling securityholder:

                  Except as set forth below in this Item (4); the undersigned is not the beneficial or registered owner of any securities of the Company other than registrable securities listed above in Item (3).

         (a) Type and Amount of other securities of the Company beneficially owned by the selling securityholder:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         (b) CUSIP No(s). of such other securities of the Company beneficially owned:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         (c) The amount securities to be offered for the security holder's account:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

         (d) The amount and (if one percent or more) the percentage of the class to be owned by such selling securityholder after completion of the offering:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

5.                RELATIONSHIP WITH THE COMPANY:

                  Except as set forth below, neither the undersigned nor any of its affiliates (as defined below), officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship within the past 3 years with the Company or any of its predecessors or affiliates.

                  State any exception here:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

6.                Plan of distribution:

                  Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the registrable securities listed above in Item (3) pursuant to the shelf registration statement (or any additional registration statement related thereto) only as follows (if at all). Such registrable securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, in accordance with the Registration Rights Agreement, broker-dealers or agents. If the registrable securities are sold through underwriters or broker-dealers, the selling securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such registrable securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the registrable securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the registrable securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the registrable securities and deliver registrable securities to close out such short positions, or loan or pledge registrable securities to broker-dealers that in turn may sell such securities.

                  State any exceptions here:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

7.                NASD affiliates and Relationships with Broker-Dealers:

                  Except as set forth below, the undersigned is not a broker or dealer (as such terms are defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or an "affiliate" (see definition above) of any broker or dealer.

                  State any exceptions here:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  If the undersigned is not a broker-dealer but is an affiliate of a broker-dealer, please check the appropriate box next to each statement if the following statements are true:

                           - the undersigned has acquired the registrable securities in the ordinary course of its business

                           - the undersigned did not have any arrangement or agreement with any person with respect to the distribution of the registrable securities at the time that it acquired the registrable securities

                  The undersigned acknowledges, agrees and understands that if
                  (a) the undersigned is a broker or dealer or (b) unless both of the above boxes are checked, the undersigned is an affiliate of a broker or dealer, the undersigned may need to be identified as an "underwriter" in the shelf registration statement (or any additional registration statement related thereto) and the related prospectus.

                  List the name and address of any NASD affiliate and briefly describe the nature of the relationship and any arrangements relating to the sale of any of the registrable securities:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Act and the Exchange Act and the rules thereunder relating to prospectus delivery requirements, stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of registrable securities pursuant to the shelf registration statement, or fail to take such action. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction, or fail to take such action, in violation of such provisions.

                  The selling securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

                  Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the selling securityholders against certain liabilities.

                  In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the shelf registration statement (or any additional registration statement related thereto) and the related prospectus, the undersigned agrees to promptly notify the company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the shelf registration statement (or any additional registration statement related thereto) and the related prospectus remain effective. All notices hereunder and pursuant to the registration rights agreement shall be made in writing at the address set forth below.

                  By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (7) above and the inclusion of such information in the shelf registration statement (or any additional registration statement related thereto) and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the shelf registration statement (or any additional registration statement related thereto) and the related prospectus.

                  IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                        Beneficial Owner

                                        By :
                                        Name:
                                        Title:

Dated: